SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On June 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  July 1, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               June 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
IA         132,515,000.00    123,887,898.22   3,420,849.74     671,598.80     4,092,448.54      0.00      0.00      120,467,048.48
IIA1       161,534,000.00    151,894,659.70   2,163,432.86     264,634.25     2,428,067.11      0.00      0.00      149,731,226.84
IIA2         5,077,000.00      4,774,036.35      67,996.51       8,874.40        76,870.91      0.00      0.00        4,706,039.84
IIM1        12,000,000.00     12,000,000.00           0.00      27,906.67        27,906.67      0.00      0.00       12,000,000.00
IIM2         4,154,000.00      4,154,000.00           0.00      12,083.52        12,083.52      0.00      0.00        4,154,000.00
IIB          1,846,133.00      1,846,133.00           0.00       6,662.49         6,662.49      0.00      0.00        1,846,133.00
IB1          3,155,000.00      3,143,263.23       2,993.37      17,039.69        20,033.06      0.00      0.00        3,140,269.86
IB2          1,683,000.00      1,676,739.15       1,596.78       9,089.64        10,686.42      0.00      0.00        1,675,142.37
IB3          1,122,000.00      1,117,826.09       1,064.52       6,059.76         7,124.28      0.00      0.00        1,116,761.57
AR                 100.00              0.00           0.00           0.00             0.00      0.00      0.00                0.00
IB4            771,000.00        768,131.83         731.50       4,164.06         4,895.56      0.00      0.00          767,400.33
IB5            491,000.00        489,173.45         465.85       2,651.82         3,117.67      0.00      0.00          488,707.60
IB6            491,413.00        489,584.92         466.24       2,654.05         3,120.29      0.00      0.00          489,118.68
TOTALS     324,839,646.00    306,241,445.94   5,659,597.37   1,033,419.15     6,693,016.52      0.00      0.00      300,581,848.57

IIX        184,611,133.00    175,591,884.71           0.00     848,559.27       848,559.27      0.00      0.00      173,360,455.34
-----------------------------------------------------------------------------------------------------------------------------------



                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA        22540VTR3      934.89716802     25.81481146     5.06809644    30.88290790      909.08235656        IA         6.505224 %
IIA1      22540VTS1      940.32624525     13.39304951     1.63825727    15.03130678      926.93319574        IIA1       2.240000 %
IIA2      22540VUP5      940.32624581     13.39304904     1.74796139    15.14101044      926.93319677        IIA2       2.390000 %
IIM1      22540VTU6    1,000.00000000      0.00000000     2.32555583     2.32555583    1,000.00000000        IIM1       2.990000 %
IIM2      22540VTV4    1,000.00000000      0.00000000     2.90888782     2.90888782    1,000.00000000        IIM2       3.740000 %
IIB       22540VTZ5    1,000.00000000      0.00000000     3.60888950     3.60888950    1,000.00000000        IIB        4.640000 %
IB1       22540VTW2      996.27994612      0.94877021     5.40085261     6.34962282      995.33117591        IB1        6.505224 %
IB2       22540VTX0      996.27994652      0.94877005     5.40085561     6.34962567      995.33117647        IB2        6.505224 %
IB3       22540VTY8      996.27993761      0.94877005     5.40085561     6.34962567      995.33116756        IB3        6.505224 %
AR        22540VUA8        0.00000000      0.00000000     0.00000000     0.00000000        0.00000000        AR         6.505224 %
IB4       22540VUB6      996.27993515      0.94876783     5.40085603     6.34962387      995.33116732        IB4        6.505224 %
IB5       22540VUC4      996.27993890      0.94877800     5.40085540     6.34963340      995.33116090        IB5        6.505224 %
IB6       22540VUD2      996.27995189      0.94877425     5.40085427     6.34962852      995.33117764        IB6        6.505224 %
TOTALS                   942.74652036     17.42274208     3.18132088    20.60406297      925.32377827

IIX       22540VUE0      951.14461331      0.00000000     4.59646857     4.59646857      939.05742586        IIX        0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               June 25, 2002

Section 4.04(a)(i)       Scheduled Principal Payments                           244,424.81
                         Principal Prepayments                                5,415,172.55

Section 4.04(a)(ii)      Current Interest                                     1,881,978.42
                         Carryforward Interest                                        0.00

Section 4.04(a)(iii)     Certificate Interest Shortfalls                              0.00
                         Certificate Principal Shortfalls                             0.00

Section 4.04(a)(v)       Aggregate Loan Balance                             301,504,905.22
                         Loan Group 1 Aggregate Loan Balance                128,144,449.88
                         Loan Group 2 Aggregate Loan Balance                173,360,455.34

Section 4.04(a)(vi)      Master Servicing Fees                                    3,839.56
                         Trust Administrator Fees                                   639.93
                         Servicing Fees                                          78,074.17

Section 4.04(a)(viii)    Current Advances                                             0.00
                                               Group 1                                0.00
                                               Group 2                                0.00
                         Outstanding Advances                                         0.00
                                               Group 1                                0.00
                                               Group 2                                0.00


Section 4.04(a)(ix)      Delinquent Mortgage Loans

                                 Group 1
                                                                   Principal
                        Category                Number               Balance               Percentage
                        1 Month                     3              502,408.92                  0.39 %
                        2 Month                     2               58,334.02                  0.05 %
                        3 Month                     3            1,877,775.14                  1.47 %
                        Total                       8            2,438,518.08                  1.91 %

                                 Group 2
                                                                  Principal
                        Category                Number               Balance               Percentage
                        1 Month                    11            3,313,063.74                  1.91 %
                        2 Month                     3            1,006,139.13                  0.58 %
                        3 Month                    12            3,971,181.63                  2.29 %
                         Total                     26            8,290,384.50                  4.78 %


                        Foreclosures

                         Group 1
                        --------------------
                                              Principal
                         Number               Balance               Percentage
                               0                    0.00                 0.00%

                         Group 2
                         --------------------
                                              Principal
                         Number               Balance               Percentage
                              2              632,891.71                 0.37 %


Sec. 4.04 (a)(x)
                         Rolling Three Month Delinquency Rate                1.829858 %

Section 4.04(a)(xi)      REO Properties


                           Group 1
                           -------------------
                                                Principal
                           Number               Balance                Percentage
                             0                    0.00                     0.00%
                           Group 2
                           -------------------
                                                Principal
                           Number               Balance                Percentage
                                 0                0.00                     0.00%


Section 4.04(a)(xii)     Current Realized Losses                     0.00
                         Group 1                                     0.00
                         Group 2                                     0.00
                         Aggregate Realized Losses                   0.00
                         Group 1                                     0.00
                         Group 2                                     0.00


Section 4.04(a)(xiii)    Weighted Average Term to Maturity
                         Group 1                                349
                         Group 2                                353
